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Exhibit 4.2.2

SIDE LETTER

23 January 2004

To:	UBS (Luxembourg) S.A.
(as Issuer)

The Bank of New York
(as Trustee)

The Bank of New York, London Office
(as Principal Paying Agent and Transfer Agent)

and

The Bank of New York, New York Office
(as Paying Agent, Transfer Agent and Registrar)

Dear Sirs,

        U.S.$150,000,000 8.5% Loan Participation Notes due 2008 (the "Notes") issued by, but without recourse to, UBS (Luxembourg) S.A. (the "Bank") for the sole purpose of funding a U.S.$150,000,000 loan (the "Loan") to Wimm-Bill-Dann Foods OJSC (the "Borrower"), such loan initially unconditionally, irrevocably, jointly and severally guaranteed by OAO Lianozovo Dairy Plant, OAO Tsaritsino Dairy Plant and ZAO Trade Company Wimm-Bill-Dann (together the "Initial Guarantors")

1.
Pursuant to a deed of accession dated the date hereof, each of Nevskij Dairy Trade House Ltd., Lianozovo-Samara LLC, Limited Liability Company Ural Dairy Traiding House—Wimm-Bill-Dann, Donskoi Dairy Trading House—Wimm-Bill-Dann LLC, Krasnodar dairy Trade House—Wimm-Bill-Dann LLC and Roska OJSC has become a new Guarantor of the above-mentioned Loan.

2.
In connection therewith, we hereby

(a)
repeat the representations that are deemed to be repeated pursuant to the Loan Agreement entered into as of 14 May 2003 between ourselves and the Bank;

(b)
confirm that no Default or Event of Default is continuing or would occur as a result of any of the New Guarantors becoming a Guarantor; and

(c)
confirm that all conditions precedent to the addition of each of the New Guarantors have been satisfied.

3.
This side letter is governed by, and shall be construed in accordance with, English law.

Yours faithfully,

WIMM-BILL-DANN FOODS OJSC
By:	/s/ •
By:	/s/ •

Acknowledged and agreed the date hereof.

UBS (LUXEMBOURG) S.A.
By:
THE BANK OF NEW YORK (as Trustee)
By:
THE BANK OF NEW YORK, LONDON OFFICE (as Principal Paying Agent and Transfer Agent)
By:
THE BANK OF NEW YORK, NEW YORK OFFICE (as Paying Agent, Transfer Agent and Registrar)
By:

3.
This side letter is governed by, and shall be construed in accordance with, English law.

Yours faithfully,

WIMM-BILL-DANN FOODS OJSC
By:
By:

Acknowledged and agreed the date hereof.

UBS (LUXEMBOURG) S.A.
By:	/s/ F. Gerster	/s/ H. Wiersing
THE BANK OF NEW YORK (as Trustee)
By:
THE BANK OF NEW YORK, LONDON OFFICE (as Principal Paying Agent and Transfer Agent)
By:
THE BANK OF NEW YORK, NEW YORK OFFICE (as Paying Agent, Transfer Agent and Registrar)
By:

3.
This side letter is governed by, and shall be construed in accordance with, English law.

Yours faithfully,

WIMM-BILL-DANN FOODS OJSC
By:
By:

Acknowledged and agreed the date hereof.

UBS (LUXEMBOURG) S.A.
By:
THE BANK OF NEW YORK (as Trustee)
By:	/s/ Paul Pereira, AVP
THE BANK OF NEW YORK, LONDON OFFICE (as Principal Paying Agent and Transfer Agent)
By:	/s/ Paul Pereira, AVP
THE BANK OF NEW YORK, NEW YORK OFFICE (as Paying Agent, Transfer Agent and Registrar)
By:	/s/ Paul Pereira, AVP

DEED OF ACCESSION

23 January 2004

To:	UBS (Luxembourg) S.A.
(as Issuer)

The Bank of New York
(as Trustee)

The Bank of New York, London Office
(as Principal Paying Agent and Transfer Agent)

and

The Bank of New York, New York Office
(as Paying Agent, Transfer Agent and Registrar)
From:
Nevskij Dairy Trade House Ltd.
Lianozovo-Samara LLC
Limited Liability Company Ural Dairy Traiding House—Wimm-Bill-Dann
Donskoi Dairy Trading House—Wimm-Bill-Dann LLC
Krasnodar dairy Trade House—Wimm-Bill-Dann LLC
Roska OJSC
(together the "New Guarantors")

Dear Sirs,

        U.S.$I50,000,000 8.5% Loan Participation Notes due 2008 (the "Notes") issued by, but without recourse to, UBS (Luxembourg) S.A. (the "Bank") for the sole purpose of funding a U.S.$150,000,000 loan (the "Loan") to Wimm-Bill-Dann Foods OJSC (the "Borrower"), such loan initially unconditionally, irrevocably, jointly and severally guaranteed by OAO Lianozovo Dairy Plant, OAO Tsaritsino Dairy Plant and ZAO Trade Company Wimm-Bill-Dann (together the "Initial Guarantors")

1.
We refer to a deed of guarantee dated as of 14 May 2003 and made between UBS (Luxembourg) S.A. as Issuer and OAO Lianozovo Dairy Plant, OAO Tsaritsino Dairy Plant and ZAO Trade Company Wimm-Bill-Dann as Guarantors (the "Deed of Guarantee").

2.
We also refer to a Deed of Indemnity dated as of 21 May 2003 and made between the Guarantors and The Bank of New York as Trustee and a Deed of Indemnity dated as of 21 May 2003 and made between the Guarantors, The Bank of New York, London Office as Principal Paying Agent and Transfer Agent and The Bank of New York, New York Office as Paying Agent, Transfer Agent and Registrar (together the "Deeds of Indemnity").

3.
Terms defined in the Deed of Guarantee shall bear the same meaning herein.

4.
Each of Nevskij Dairy Trade House Ltd., Lianozovo-Samara LLC, Limited Liability Company Ural Dairy Traiding House—Wimm-Bill-Dann, Donskoi Dairy Trading House—Wimm-Bill-Dann LLC, Krasnodar dairy Trade House—Wimm-Bill-Dann LLC and Roska OJSC has resolved to become a New Guarantor pursuant to Clause 1.10 (Termination and Accession of Guarantors) of the Deed of Guarantee, and each of the New Guarantors has resolved to accede to the Deeds of Indemnity. It is expected that the name of Roska OJSC will be changed during the first six months of 2004, although, as at the date hereof, a new name has not yet been determined.

5.
Each of the New Guarantors is a limited liability company (except for Roska OJSC which is an open joint stock company), in each case duly organised under the laws of the Russian Federation.

6.
Each of the New Guarantors confirms that it has received from the Borrower true and up-to-date copies of the Loan Agreement, the Deed of Guarantee and the Deeds of Indemnity as at the date hereof.

7.
Each of the New Guarantors undertakes, upon its becoming a Guarantor, to perform all the obligations expressed to be undertaken under the Deed of Guarantee and the Deeds of Indemnity by a Guarantor and agrees that it shall be bound by the Deed of Guarantee and the Deeds of Indemnity and any other agreements in connection with the Notes binding on the Guarantors in all respects as if it had been an original party thereto.

8.
Each of the New Guarantors makes the representations set out in Clause 2 (Representations and Warranties of the Guarantors) of the Deed of Guarantee in respect of itself and on its own behalf.

9.
The administrative details of each of the New Guarantors are set out in the Schedule hereto.

10.
Governing Law and Jurisdiction

10.1
This Deed of Accession is governed by, and shall be construed in accordance with, English law.

10.2
Each of the New Guarantors irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which arise out of or in connection with this Deed of Accession ("Proceedings") and, for such purposes, irrevocably submit to the jurisdiction of such courts.

10.3
Each of the New Guarantors irrevocably waivers any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and settle any Disputes (as defined below), and agrees not to claim that any such court is not a convenient or appropriate forum.

10.4
Each of the New Guarantors agrees that the process by which any Proceedings in England are begun may be served on them by being delivered to Law Debenture Corporate Services Limited, or their registered offices for the time being. If any Person (as defined in the Loan Agreement) mentioned in this Clause is not or ceases to be effectively appointed to accept service of process on any New Guarantor's behalf, the relevant New Guarantor shall immediately appoint a further Person in England to accept service of process on its behalf. Nothing in this Clause shall affect the right of any party to this Deed of Accession to serve process in any other manner permitted by law.

10.5
The submission to the jurisdiction of the English courts in accordance with Clause 11.2 hereof shall not, and shall not be construed so as to, limit the right of any party hereto to take Proceedings in any other court of competent jurisdiction.

10.6
Each of the New Guarantors consents generally in respect of any Proceedings to the giving of any relief or the issue of any process in connection with such Proceedings including, without limitation, the making, enforcement or execution against any property whatsoever, irrespective of its use or intended use, of any order or judgement which is made or given in such Proceedings.

10.7
If any dispute or difference of whatever nature howsoever arises from or in connection with this Deed of Accession, or any supplement, modifications or additions thereto (each a "Dispute"), any party to this Deed may elect, by notice in writing to the other party, to settle such claim by arbitration in accordance with the following provisions. The parties to this Deed hereby agree that, regardless of the nature of the Dispute, any Dispute may be settled by arbitration in accordance with the UNCITRAL Arbitration Rules (the "Rules") as in force at the date of this Deed by a panel of three arbitrators appointed in accordance with the Rules. The seat of any reference to arbitration shall be London, England. The procedural law of any reference to arbitration shall be English law. The language of any arbitral proceedings shall be English. The appointing authority for the purposes set out in Article 7(2) and 7(3) of the Rules shall be the London Court of International Arbitration.

IN WITNESS whereof this Deed of Accession has been entered into by each party hereto on the date which appears first on page 1.

Executed as a deed by
 UBS (LUXEMBOURG) S.A.
and signed and delivered as a deed by:

By:	/s/ H. Wiersing	/s/ F. Gerster

on its behalf in the presence of:

Witness:    Rinaldo Di Fabio

Signature:

Name:    UBS (Luxembourg) S.A.

Address:    36-38 Grand-rue, P.O. Box 2, L-2010 Luxembourg

Executed as a deed by
 THE BANK OF NEW YORK (as Trustee)
and signed and delivered as a deed by:
.......................................................................
on its behalf in the presence of:

Witness:

Signature:

Name:

Address:

Executed as a deed by
 THE BANK OF NEW YORK, LONDON OFFICE
(as Principal Paying Agent and Transfer Agent)
and signed and delivered as a deed by:
.......................................................................
on its behalf in the presence of:

Witness:

Signature:

Name:

Address:

IN WITNESS whereof this Deed of Accession has been entered into by each party hereto on the date which appears first on page 1.

Executed as a deed by
 UBS (LUXEMBOURG) S.A.
and signed and delivered as a deed by:
.......................................................................
on its behalf in the presence of:

Witness:

Signature:

Name:

Address:

Executed as a deed by
 THE BANK OF NEW YORK (as Trustee)
and signed and delivered as a deed by:

By:	/s/ Paul Pereira, AVP

on its behalf in the presence of:

Witness:    Daniel Wynne, AVP

Signature:

Name:

Address: One Canada Sq., London

Executed as a deed by
 THE BANK OF NEW YORK, LONDON OFFICE
(as Principal Paying Agent and Transfer Agent)
and signed and delivered as a deed by:

By:	/s/ Paul Pereira, AVP

on its behalf in the presence of:

Witness:    Daniel Wynne, AVP

Signature:

Name:

Address: One Canada Sq., London

Executed as a deed by
 THE BANK OF NEW YORK, NEW YORK OFFICE
(as Paying Agent, Transfer Agent and Registrar)
and signed and delivered as a deed by:

By:	/s/ Paul Pereira, AVP

on its behalf in the presence of:

Witness:    Daniel Wynne, AVP

Signature:

Name:

Address:    One Canada Sq., London

Executed as a deed by
 NEVSKIJ DAIRY TRADE HOUSE LTD.
and signed and delivered as a deed by:

........................................................	and	........................................................
Chief Executive Officer		Chief Accountant
on its behalf in the presence of:		on its behalf in the presence of:
Witness:		Witness:
Signature:		Signature:
Name:		Name:
Address:		Address:

Executed as a deed by
 LIANOZOVO-SAMARA LLC
and signed and delivered as a deed by:

........................................................	and	........................................................
Chief Executive Officer		Chief Accountant
on its behalf in the presence of:		on its behalf in the presence of:
Witness:		Witness:
Signature:		Signature:
Name:		Name:
Address:		Address:

Executed as a deed by
 THE BANK OF NEW YORK, NEW YORK OFFICE
(as Paying Agent, Transfer Agent and Registrar)
and signed and delivered as a deed by:
.......................................................................
on its behalf in the presence of:

Witness:

Signature:

Name:

Address:

Executed as a deed by
 NEVSKIJ DAIRY TRADE HOUSE LTD.
and signed and delivered as a deed by:

By:	/s/ •	and	/s/ •
Chief Executive Officer	Chief Accountant
on its behalf in the presence of:	on its behalf in the presence of:
Witness:	Witness:
Signature:	Signature:
Name: Rabovie Irina	Name: Nikitin Sergey
Address: Shestoi str 2-304 Saint-Petersburg, Russia	Address: Hudozhnikov Pr. 23-1-53 Saint-Petersburg, Russia

Executed as a deed by
 LIANOZOVO-SAMARA LLC
and signed and delivered as a deed by:

........................................................	and	........................................................
Chief Executive Officer		Chief Accountant
on its behalf in the presence of:		on its behalf in the presence of:
Witness:		Witness:
Signature:		Signature:
Name:		Name:
Address:		Address:

Executed as a deed by
 THE BANK OF NEW YORK, NEW YORK OFFICE
(as Paying Agent, Transfer Agent and Registrar)
and signed and delivered as a deed by:
.......................................................................
on its behalf in the presence of:

Witness:

Signature:

Name:

Address:

Executed as a deed by
 NEVSKIJ DAIRY TRADE HOUSE LTD.
and signed and delivered as a deed by:

........................................................	and	........................................................
Chief Executive Officer		Chief Accountant
on its behalf in the presence of:		on its behalf in the presence of:
Witness:		Witness:
Signature:		Signature:
Name:		Name:
Address:		Address:

Executed as a deed by
 LIANOZOVO-SAMARA LLC
and signed and delivered as a deed by:

By:	/s/ •	and	/s/ •
Chief Executive Officer	Chief Accountant
on its behalf in the presence of:	on its behalf in the presence of:
Witness:	Witness:
Signature:	Signature:
Name: •	Name: •
Address: •	Address: •

Executed as a deed by
 LIMITED LIABILITY COMPANY
URAL DAIRY TRAIDING HOUSE—WIMM-BILL-DANN
and signed and delivered as a deed by:

By:	/s/ •	and	/s/ •
Chief Executive Officer	Chief Accountant
on its behalf in the presence of:	on its behalf in the presence of:
Witness:	Witness:
Signature:	Signature:
Name: Elena Zoedturine	Name: Porceva Alla
Address: Polevaya 11, 12, Novosidinsk, Russian Federation	Address: Nagornaya 17, Berezovski Sverdlovskya, Russian Federation

Executed as a deed by
 DONSKOI DAIRY TRADING HOUSE—WIMM-BILL-DANN LLC
and signed and delivered as a deed by:

........................................................	and	........................................................
Chief Executive Officer		Chief Accountant
on its behalf in the presence of:		on its behalf in the presence of:
Witness:		Witness:
Signature:		Signature:
Name:		Name:
Address:		Address:

Executed as a deed by
 KRASNODAR DAIRY TRADE HOUSE—WIMM-BILL-DANN LLC
and signed and delivered as a deed by:

........................................................	and	........................................................
Chief Executive Officer		Chief Accountant
on its behalf in the presence of:		on its behalf in the presence of:
Witness:		Witness:
Signature:		Signature:
Name:		Name:
Address:		Address:

Executed as a deed by
 LIMITED LIABILITY COMPANY
URAL DAIRY TRAIDING HOUSE—WIMM-BILL-DANN
and signed and delivered as a deed by:

........................................................	and	........................................................
Chief Executive Officer		Chief Accountant
on its behalf in the presence of:		on its behalf in the presence of:
Witness:		Witness:
Signature:		Signature:
Name:		Name:
Address:		Address:

Executed as a deed by
 DONSKOI DAIRY TRADING HOUSE—WIMM-BILL-DANN LLC
and signed and delivered as a deed by:

By:	/s/ •	and	/s/ •
Chief Executive Officer	Chief Accountant
on its behalf in the presence of:	on its behalf in the presence of:
Witness:	Witness:
Signature:	Signature:
Name: Uikhaylev K.A.	Name: Tebedev B.V.
Address: Bratskiy per, 17 344082, Rostov-na-Dony, Russia	Address: Bratskiy per, 17 344082, Rostov-na-Dony, Russia

Executed as a deed by
 KRASNODAR DAIRY TRADE HOUSE—WIMM-BILL-DANN LLC
and signed and delivered as a deed by:

........................................................	and	........................................................
Chief Executive Officer		Chief Accountant
on its behalf in the presence of:		on its behalf in the presence of:
Witness:		Witness:
Signature:		Signature:
Name:		Name:
Address:		Address:

Executed as a deed by
 LIMITED LIABILITY COMPANY
URAL DAIRY TRAIDING HOUSE—WIMM-BILL-DANN
and signed and delivered as a deed by:

........................................................	and	........................................................
Chief Executive Officer		Chief Accountant
on its behalf in the presence of:		on its behalf in the presence of:
Witness:		Witness:
Signature:		Signature:
Name:		Name:
Address:		Address:

Executed as a deed by
 DONSKOI DAIRY TRADING HOUSE—WIMM-BILL-DANN LLC
and signed and delivered as a deed by:

........................................................	and	........................................................
Chief Executive Officer		Chief Accountant
on its behalf in the presence of:		on its behalf in the presence of:
Witness:		Witness:
Signature:		Signature:
Name:		Name:
Address:		Address:

Executed as a deed by
 KRASNODAR DAIRY TRADE HOUSE—WIMM-BILL-DANN LLC
and signed and delivered as a deed by:

By:	/s/ •	and	/s/ •
Chief Executive Officer	Chief Accountant
on its behalf in the presence of:	on its behalf in the presence of:
Witness:	Witness:
Signature:	Signature:
Name: Mizoshnichenko O.S.	Name: Wifadyeva T.A.
Address: ul. Moskovskaya, 69 350072, Russia	Address: ul. Moskovskaya, 69 350072, Russia

Executed as a deed by
 ROSKA OJSC
and signed and delivered as a deed by:

By:	/s/ •	and	/s/ •
Chief Executive Officer	Chief Accountant
on its behalf in the presence of:	on its behalf in the presence of:
Witness:	Witness:
Signature:	Signature:
Name: Rabovie Irina	Name: Nikitin Sergey
Address: Stasova str 2-304 Saint-Petersburg, Russia	Address: Hudozhnikov Pr. 23-1-53 Saint-Petersburg, Russia

SCHEDULE

Contact details of the New Guarantors

NEVSKIJ DAIRY TRADE HOUSE LTD.

Address: Shestoi Verchniy per., 1, promzona Pamas, 194292, St.-Petersburg, Russian Federation
Fax: 105-58-00
Telephone: 105-58-05
Contact Name: Jay Yadegar

LIANOZOVO-SAMARA LLC

Address: proezd Malytseva, 9, 443022, Samara, Russian Federation
Fax: 105-58-00
Telephone: 105-58-05
Contact Name: Jay Yadegar

LIMITED LIABILITY COMPANY
URAL DAIRY TRAIDING HOUSE—WIMM-BILL-DANN

Address: ul. Krasnoarmeyskaya, 76, 620055, Ekaterinburg, Russian Federation
Fax: 105-58-00
Telephone: 105-58-05
Contact Name: Jay Yadegar

DONSKOI DAIRY TRADING HOUSE—WIMM-BILL-DANN LLC

Address: Bratskiy per, 17, 344082, Rostov-na-Dony, Russian Federation
Fax: 105-58-00
Telephone: 105-58-05
Contact Name: Jay Yadegar

KRASNODAR DAIRY TRADE HOUSE—WIMM-BILL-DANN LLC

Address: ul. Moskovskaya, 69, 350072, Krasnodar, Russian Federation
Fax:105-58-00
Telephone: 105-58-05
Contact Name: Jay Yadegar

ROSKA OJSC

Address: Shestoi Verchniy per., 1, promzona Pamas, 194292, St.-Petersburg, Russian Federation
Fax: 105-58-00
Telephone: 105-58-05
Contact Name: Jay Yadegar

QuickLinks

  Exhibit 4.2.2
SIDE LETTER
DEED OF ACCESSION
SCHEDULE Contact details of the New Guarantors